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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 1, 1998

                             MCN ENERGY GROUP INC
            (Exact name of registrant as specified in its charter)

     MICHIGAN                 1-10070                 38-2820658
State of Incorporation     (Commission File        (I.R.S. Employer
                              Number               Identification No.)

500 GRISWOLD STREET, DETROIT, MICHIGAN              48226
(Address of principal executive offices)          (Zip Code)

             Registrant's telephone number, including area code:
                                (313) 256-5500

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ITEM 5. OTHER EVENTS

        The registrant is filing herewith the following in connection with the offering by MCN Investment Corporation ("MCN Investment") of its 6 3/8%
REset Put Securities due 2008 (the "REPS") pursuant to the registration statement of the registrant and MCN Investment on Form S-3 (No. 333-47137) filed with the Securities and Exchange Commission under the Securities Act of 1933.

                              INDEX TO EXHIBITS


EXHIBIT
NUMBER                              EXHIBIT

1-1             Underwriting Agreement dated April 1, 1998 with respect to the
                REPS.

4-1             Form of Note with respect to the REPS.
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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MCN ENERGY GROUP INC.

                                By /s/ Sebastian Coppola
                                   ---------------------------
                                   Sebastian Coppola
                                   Senior Vice President and Treasurer

Date:  April 7, 1998